CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Innovative Medical Services, (the "Company") on Form 10-QSB for the six month period ending January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael L. Krall, Chief Executive Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




March 14, 2003              /s/ Michael L.Krall
-------------              --------------------------------------------
                               Michael L.Krall
                               Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Innovative Medical Services, (the "Company") on Form 10-QSB for the six month period ending January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary Brownell, Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




March 14, 2003              /s/ Gary Brownell
--------------             -------------------------------
                               Gary Brownell
                               Chief Financial Officer